SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: August 28, 2007
(Date of earliest event reported)

Commission File No.: 333-142235-04

                     ML-CFC Commercial Mortgage Trust 2007-8
                     ---------------------------------------
                         (Exact name of issuing entity)

                Countrywide Commercial Real Estate Finance, Inc.
                ------------------------------------------------
               (Exact name of sponsor as specified in its charter)

                      Merrill Lynch Mortgage Lending, Inc.
                      ------------------------------------
               (Exact name of sponsor as specified in its charter)

                          KeyBank National Association
                          ----------------------------
               (Exact name of sponsor as specified in its charter)

                     Merrill Lynch Mortgage Investors, Inc.
                     --------------------------------------
               (Exact name of sponsor as specified in its charter)

          Delaware                                               13-3416059
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(State or Other Jurisdiction                                  (I.R.S. Employer
     of Incorporation)                                       Identification No.)

4 World Financial Center, 250 Vesey Street, New York, New York          10080
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(Address of Principal Executive Office)                               (Zip Code)

                                 (212) 449-1000
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              (Registrant's telephone number, including area code)

ITEM 8.01 Other Events.

      On August 28, 2007, a single series of mortgage pass-through certificates, entitled ML-CFC Commercial Mortgage Pass-Through Certificates, Series 2007-8 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, and dated as of August 1, 2007, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Registrant"), KeyCorp Real Estate Capital Markets, Inc., as Master Servicer No. 1, Wells Fargo Bank, National Association, as Master Servicer No. 2, Midland Loan Services, Inc., as Special Servicer and LaSalle Bank National Association as Trustee and Custodian. The Certificates consist of 30 classes (each, a "Class") of Certificates, 14 of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-SB Certificates", the "Class A-3 Certificates", the "Class AM Certificates", the "Class AJ Certificates", the "Class A-1A Certificates", the "Class AM-A Certificates", the "Class AJ-A Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates" , the "Class E Certificates" and the "Class F Certificates" (collectively, the "Offered Certificates"); and 16 of which classes are designated as the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class P Certificates", the "Class Q Certificates", the "Class S Certificates", the "Class T Certificates", the "Class X Certificates", the "Class R-I Certificates", the "Class R-II Certificates", the "Class Y Certificates" and the "Class Z Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of 218 commercial, multifamily or manufactured housing community mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $2,435,364,704. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "MLMLI Mortgage Loans") were acquired by the Registrant from Merrill Lynch Mortgage Lending, Inc. ("MLMLI") pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2007, between the Registrant and MLMLI, certain of the Mortgage Loans (the "Countrywide Mortgage Loans") were acquired by the Registrant from Countrywide Commercial Real Estate Finance, Inc. ("Countrywide") pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2007, between the Registrant and Countrywide, and certain of the Mortgage Loans (the "KeyBank Mortgage Loans") were acquired by the Registrant from KeyBank National Association ("KeyBank", and collectively with, MLMLI and Countrywide, the "Sellers") pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2007, between the Registrant and KeyBank. The source of funds for payment of the purchase price for the Mortgage Loans paid by the Registrant to MLMLI, Countrywide and KeyBank was derived from the sale of Certificates by the Registrant to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), Countrywide Securities Corporation ("Countrywide Securities"), KeyBanc Capital Markets Inc. ("KBCM"), Banc of America Securities LLC ("BAS") and Bear, Stearns & Co. Inc. ("BSCI") pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated August 1, 2007, among the Registrant, MLPF&S, Countrywide Securities, KBCM, BAS and BSCI (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated August 1, 2007, among the Registrant, MLPF&S, Countrywide Securities and KBCM (pertaining to the Private Certificates, which were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act). On August 1, 2007, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling and Servicing Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated August 17, 2007, supplementing the Prospectus dated May 10, 2007, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5).

      Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

      Exhibit No.   Description
      -----------   -----------

         1.1        Underwriting Agreement

         4.1        Pooling and Servicing Agreement

         10.1       Merrill Mortgage Loan Purchase Agreement

         10.2       Countrywide Mortgage Loan Purchase Agreement

         10.3       KeyBank Mortgage Loan Purchase Agreement

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                    By: /s/ David M. Rodgers
                                        ----------------------------------------
                                        Name: David M. Rodgers
                                        Title: Executive Vice President, Chief
                                        Officer in Charge of Commercial Mortgage
                                        Securitization

Date: August 28, 2007

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

   1.1            Underwriting Agreement                                E

   4.1            Pooling and Servicing Agreement                       E

   10.1           Merrill Mortgage Loan Purchase Agreement              E

   10.2           Countrywide Mortgage Loan Purchase Agreement          E

   10.3           KeyBank Mortgage Loan Purchase Agreement              E